UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
September 30, 2011

BigBand Networks, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33355	04-3444278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

475 Broadway Street
Redwood City, California 94063
(Address of principal executive offices) (Zip code)

(650) 995-5000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K filed by BigBand Networks, Inc. (the “Company”) with the Securities and Exchange Commission on May 20, 2011 (the “Original Filing”). The sole purpose of this Form 8-K/A is to revise Item 5.07 to reflect the decision of the Company’s board of directors (the “Board”) as to how frequently the proxy statement for an annual meeting of stockholders should include an advisory stockholder vote regarding the compensation of the Company’s named executive officers.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(d) In light of the vote of the stockholders on matter 3 of Item 5.07 in the Original Filing, on September 30, 2011 the Board determined to conduct an advisory vote of the stockholders with respect to the compensation of the named executive officers of the Company every year, until the next stockholder advisory vote on the frequency of the advisory vote to approve the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIGBAND NETWORKS, INC.

By:	/s/ Robert Horton
Robert Horton
Senior Vice President & General Counsel

Dated: October 6, 2011